Exhibit 99.1

ABS Corporation
Banc One Home Equity Loan Trust 1998-1	Page 1
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

CERTIFICATES INFORMATION
	BALANCE	MARGIN
Investors	$850,000,000.00	0.25%
Transferor	$17,346,931.20	0.00%

OTHER INFORMATION

Original Pool Balance @ Cut-Off Date	$867,346,931.20
Servicing Fee	0.500%

Original Settlement Date	9/24/98
First Payment Date	10/20/98
Short Interest Period Days	26
Managed Amortization Period (Months)	60

Required Credit Enhancement Amount Percentage	1.25%
Required Credit Enhancement Amount	$10,625,000.00
Spread Account Maximum ( % of Invested Amount)	0.25%
Spread Account Maximum	2,125,000.00
Spread Account Floor ( % of Original Balance)	0.00%
Spread Account Step-Up 9+ Mths Delinquent Percentage	0.00%
Initial Insured Amount	$850,000,000.00

Fixed Allocation Percentage	98.00%
Investor Certificate Principal Balance (ICPB)	0.00%
Minimum Transferor Interest Percentage	5.00%
Credit Enhancement Fee	0.105%
Rapid Amortization Event Trigger (% of Original Pool Balance)	1.000%
Tail Adjustment	$0.00

ABS Corporation
Banc One Home Equity Loan Trust 1998-1	Page 2
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

INPUT SECTION (PAGE 1 of 1)

MONTH:	74
DISTRIBUTION DATE:	11/22/04
DETERMINATION DATE:	11/17/04
33

MORTGAGE LOANS PAYMENT SUMMARY
COLLECTION PERIOD:

MTGE LOANS INTEREST RECEIVED	$630,906.94
MTGE LOANS PRINCIPAL RECEIVED	$5,127,731.08
MTGE LOANS NET LIQUIDATION PROCEEDS (ALLOC. TO INTEREST)	$18,872.93
MTGE LOANS NET LIQUIDATION PROCEEDS (NET OF FORECL. PROFIT & ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS INSURANCE PROCEEDS (ALLOC. TO INTEREST)	$0.00
MTGE LOANS INSURANCE PROCEEDS (ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS SERVICER OPTIONAL ADVANCES (ALLOC. TO INTEREST)	$0.00
MTGE LOANS PURCHASE PRICE (ALLOC. TO INTEREST)	$0.00
MTGE LOANS PURCHASE PRICE (ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS TRANSFER DEPOSIT AMOUNT (ALLOC. TO PRINCIPAL)	$0.00

MTGE LOANS DRAWS (ADDITIONAL BALANCES)	$2,765,167.92
MTGE LOANS LIQUIDATION LOSS AMOUNT	$29,053.22

MTGE LOANS TOTAL ENDING PRINCIPAL BALANCE	$145,446,446.44

AVERAGE MTGE LOANS RATE	5.2909%

DELINQUENCY & REO SUMMARY
DEL STAT 1 - NO. OF ACCTS	60
DEL STAT 1 - CURRENT BALANCE	$2,069,261.63
DEL STAT 2 - NO. OF ACCTS	36
DEL STAT 2 - CURRENT BALANCE	$1,172,784.63
DEL STAT 1+ - NO. OF ACCTS	166
DEL STAT 1+ - CURRENT BALANCE	$5,861,704.66
DEL STAT 3+ - NO. OF ACCTS	70
DEL STAT 3+ - CURRENT BALANCE	$2,619,658.40

REO - NO. OF ACCTS	0
REO - CURRENT BOOK BALANCE (UNPAID PRINC. BALANCE)	$0.00

LOAN MODIFICATION SUMMARY
é TOTAL CLTV OF OUTSTANDING POOL BALANCE FOR THIS COLLECTION PERIOD.	75.137%
CUT-OFF DATE WEIGHTED AVERAGE GROSS MARGIN (NOT AN INPUT FIELD)	1.380%
RECALCULATED WEIGHTED AVERAGE GROSS MARGIN	0.791%
MAXIMUM AMOUNT OF MARGIN MODIFICATIONS EXECUTED? (NOT AN INPUT FIELD)	YES

OTHER INFORMATION
LIBOR RATE FOR CURRENT INTEREST PERIOD	1.91000%
INTEREST DEPOSIT INTO SPREAD ACCOUNT (REINVESTMENT)	$0
é AMOUNT OWED TO CREDIT ENHANCER DUE TO PREPAYMENT SHORTFALL	$0
SURETY BOND IN FORCE ? (YES=1; NO=0)	1

ABS Corporation
Banc One Home Equity Loan Trust 1998-1	Page 3
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Detailed Information (Page 1 of 5)

Distribution Date:	11/22/04

LIBOR Rate (Adjusted two business days prior to previous Distribution Date)	1.91000%
Average Mtge Loans Net Loan Rate (Effective Rate; Multiply by 360/365)	4.61346%
Maximum Rate	4.61346%
Investor Certificate Rate (LIBOR + 25 bps)	2.16000%
Investor Certificate Rate Capped at Maximum Rate? (Y=1; N=0)	0
Interest Period (Days)	33

Beginning Pool Balance	147,838,062.82
Beginning Investor Certificate Principal Balance	87,303,223.61
Beginning Transferor Principal Balance	56,513,151.49
Beginning Invested Amount	91,324,911.33
Investor Floating Allocation Percentage	61.7736%
Liquidation Loss Amount	29,053.22
Servicing Fee	61,599.19

Mtge Loans Interest (Net of Cut-Off Date Overdue Interest)	630,906.94
Mtge Loans Principal	5,127,731.08
Mtge Loans Net Liquidation Proceeds	18,872.93
Mtge Loans Insurance Proceeds	0.00
Mtge Loans Optional Servicer Advances	0.00
Mtge Loans Purchase Price	0.00
Mtge Loans Transfer Deposit Amount	0.00
Available Funds	5,777,510.95

Mtge Loans Interest	630,906.94
Mtge Loans Net Liquidations Proceeds (Alloc. to Int.)	18,872.93
Mtge Loans Insurance Proceeds (Alloc. to Int.)	0.00
Mtge Loans Optional Servicer Advances (Alloc. to Int.)	0.00
Mtge Loans Purchase Price (Alloc. to Int.)	0.00
Mtge Loans Interest Collections	649,779.87

Mtge Loans Principal	5,127,731.08
Mtge Loans Net Liquidation Proceeds (Alloc. to Princ. & Net of Forecl. Profits)	0.00
Mtge Loans Insurance Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Purchase Price (Alloc. to Princ.)	0.00
Mtge Loans Transfer Deposit Amount	0.00
Mtge Loans Principal Collections	5,127,731.08

Interest Collections	649,779.87
Principal Collections	5,127,731.08

Investor & Transferor Interest & Principal Allocation
Investor Interest Collections	401,392.50
Investor Principal Collections	5,025,176.50
Transferor Interest Collections	248,387.37
Transferor Principal Collections	102,554.58
(Check)	0.00

Investor Loss Amount	17,947.22
Transferor Loss Amount	11,106.00

ABS Corporation
Banc One Home Equity Loan Trust 1998-1	Page 4
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Detailed Information (Page 2 of 5)

Distribution Date:	11/22/04

Investor Interest Collections	401,392.50
less Investor Servicing Fee	38,052.05
less Unpaid Servicing Fee	0.00
less Investor Certificate Interest	172,860.38
less Unpaid Investor Certificate Interest Shortfall	0.00
less Credit Enhancement Premium	7,639.03
less Investor Loss Amount	17,947.22
less Unpaid Investor Loss Amount	0.00
less Unreimbursed Draw Amounts	0.00
Excess Interest	164,893.81
less Accelerated Principal Distribution Amount	12,607.81
less Deposit to (Release from) Spread Account	(12,607.81)
Remaining Excess Interest	164,893.81

Investor Distributions
Investor Certificate Interest	172,860.38
Managed Amortization Period? (Y=1, N=0)	0
Rapid Amortization Period? (Y=1, N=0)	1
Principal Collections less Additional Balances	2,362,563.16
Alternative Principal Payment	2,362,563.16
Maximum Principal Collections	5,025,176.50
Principal Distribution Amount	5,025,176.50
Investor Loss Amount Distributed to Investors	17,947.22
Excess Interest Paid as Principal	12,607.81

Transferor Distributions
Transferor Interest Collections (net of Transferor Servicing Fee)	224,840.23
Funds Released from Spread Account	0.00
Principal Distributions (including Transferor Principal Collections)	102,554.58

Excess Int. (Shortfall) a/ Interest	228,532.11
Excess Int. (Shortfall) a/ Premium b/ Losses	220,893.08
Excess Int. (Shortfall) a/ Losses	202,945.86
Required Amount	0.00
Required Amount Applied to Overcollateralization Amount	0.00
Draw on Policy	0.00

Investor Certificate Distribution Amount (Excluding Credit Enhancement Draw Amount)	5,228,591.92
Credit Enhancement Draw Amount	0.00
Guaranteed Principal Distribution Amount	0.00
Guaranteed Amount	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1998-1	Page 5
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Detailed Information (Page 3 of 5)

Distribution Date:	11/22/04

Beginning Pool Balance	147,838,062.82
Interest Distribution	649,779.87
Principal Distribution	5,127,731.08
Additional Balances	2,765,167.92
Liquidation Loss Amount	29,053.22
Ending Pool Balance	145,446,446.44

Beginning Investor Certificate Principal Balance	87,303,223.61
Investor Certificate Interest	172,860.38
Unpaid Investor Certificate Interest Shortfall distributed	0.00
Investor Certificate Principal	5,055,731.54
Ending Investor Certificate Principal Balance	82,247,492.08
Pool Factor	0.0967618

Beginning Transferor Balance	56,513,151.49
Interest Distribution (including funds released from Spread Account)	248,387.37
Principal Distribution (including Unallocated Transferor Principal Collections)	102,554.58
Additional Balances	2,765,167.92
Losses allocated to Transferor	11,106.00
Ending Transferor Balance	59,164,658.83
Minimum Transferor Interest	7,272,322.32
Transferor Principal Collections Unallocated due to Minimum Transferor Interest (held in Coll. Acct.)	0.00
Total Unallocated Transferor Principal Collections held in Collection Account	0.00

Beginning Invested Amount	91,324,911.33
Principal Distribution Amount	5,025,176.50
Investor Loss Reduction Amount	17,947.22
Ending Invested Amount	86,281,787.61

Beginning Total OC Amount	4,021,687.72
Ending Total OC Amount	4,034,295.53
Ending Total OC Amount (% of Original Invested Amount)	0.47%

Spread Account Cap Amount	215,704.47
Beginning Spread Account Balance	228,312.28
Draw from Account to Pay Credit Enhancer	0.00
Deposit to (Release from)	(12,607.81)
Ending Spread Account Balance	215,704.47
Ending Spread Account Balance (% of Ending Invested Amount)	0.25%
Amount Released from Spread Account	0.00
Unreimbursed Draw on Surety Bond	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1998-1	Page 6
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Detailed Information (Page 4 of 5)

Distribution Date:	11/22/04

Beginning Insured Principal Amount	$87,303,223.61
Ending Insured Principal Amount	$82,247,492.08

Available Credit Enhancement	0.49%
Investor Distribution Amount	5,228,591.92
Transferor Distribution Amount (incl. Excess Cash Rel. From SA)	327,394.81

Investor Loss Amount Reimbursed from Excess Interest	17,947.22
Investor Loss Amount Reimbursed from Policy Draw	0.00
Investor Loss Amount Allocated to OC	0.00
Investor Loss Amount Unreimbursed	0.00
Unreimbursed Loss Amount Distributed	0.00

Cum. Accelerated Principal Distribution Amount	4,034,295.53
Cum. Principal Payments (Including ECPB & APDA)	767,752,507.92
Cum. Principal Payments (Excluding ECPB & APDA)	763,705,604.58
Cum. OC Amount	4,034,295.53
Cum. SA Deposits	215,704.47
Cum. Liquidation Losses	14,394,412.18
Cum. Investor Loss Reduction Amount	0.00
Cum. Purchase Price of Repurchased Loans (Alloc. to Principal)	0.00
Cum. Guaranteed Principal Distribution Amount	0.00
Cum. Credit Enhancement Draw Amount	0.00

Cum. Change in Weighted Average Gross Margin (Cut-Off Margin-Current Margin)	0.589%

Accrued but Unpaid a/ Distribution
Servicing Fee	0.00
Investor Certificate Interest	0.00
Credit Enhancement Premium	0.00
Unreimbursed Draw Amounts	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1998-1	Page 7
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Detailed Information (Page 5 of 5)

Distribution Date:	11/22/04

SOURCES OF FUNDS:
Mtge Loans Interest	630,906.94
Mtge Loans Net Liq. Proceeds (Alloc. to Int. & Incl. Rec. Charge-Offs)	18,872.93
Mtge Loans Insurance Proceeds (Alloc. to Int.)	0.00
Mtge Loans Purchase Price (Alloc. to Int.)	0.00
Mtge Loans Principal	5,127,731.08
Mtge Loans Net Liq. Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Insurance Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Purchase Price (Alloc. to Princ.)	0.00
Mtge Loans Transfer Deposit Amount	0.00
Reinvestment Earnings	0.00
Draw on Policy	0.00
Total	5,777,510.95

USES OF FUNDS
Servicing Fee	61,599.19
Investor Interest Distribution	172,860.38
Accrued and Unpaid Investor Interest Distributed	0.00
Investor Principal Distribution	5,055,731.54
Transferor Distribution (not including Cash Released to Transferor)	327,394.81
Unallocated Transferor Principal Collections	0.00
Accrued and Unpaid Servicing Fee Distributed	0.00
Credit Enhancement Premium Distributed	7,639.03
Cash Deposited to (Released from) Spread Account	(12,607.81)
Cash Released to Transferor	164,893.81
Total	5,777,510.95

PERFORMANCE PARAMETERS
Aggregate Amount of Locked Balances	1,952,330.04
Aggregate Amount of Locked Balances - %	1.342%
Portfolio CLTV as of the End of the Collection Period	75.137%
Amount of Pool Balance Offered the “Skip-a-Pay Program”	0.00
Percentage of Pool Balance Offered the “Skip-a-Pay Program”	0.00%
Number of Accounts Accepting the “Skip-a-Pay Program”	0
Aggregate Principal Balance of Accounts Accepting the “Skip-a-Pay Program”	0.00

ERROR CHECK

Sources & Uses	OK
Pool Balance	OK
Transferor Balance	OK
Loss Allocation	OK
Overcollateralization	OK
Balance Reduction	OK

Distribution List:

Greg Kwasny, JP Morgan Trust Company, NA

ABS Corporation
Banc One Home Equity Loan Trust 1998-1	Page 8
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Servicer Certificate (Page 1 of 3)

Distribution Date:	11/22/04

A. POOL INFORMATION

Aggregate Amount of Collections	5,777,510.95
Aggregate Amount of Interest Collections	649,779.87
Aggregate Amount of Principal Collections	5,127,731.08
Transfer Deposit Amount	0.00
Beginning Pool Balance	147,838,062.82
Ending Pool Balance	145,446,446.44
Additional Balances	2,765,167.92
Cum. Modifications to Credit Limits ($ of Initial Credit Limits)	$0.00
Cum. Modifications to Credit Limit (% of Initial Credit Limits)	0.00%
Cum. Change in Weighted Average Gross Margin (Cut-Off Margin-Current Margin)	0.589%
Servicing Fee	61,599.19
Unpaid Servicing Fee Received	0.00
Remaining Accrued and Unpaid Servicing Fee	0.00

B. INTEREST, PRINCIPAL & LOSS ALLOCATION

Investor Certificateholder Floating Allocation Percentage	61.77%
Investor Certificateholder Fixed Allocation Percentage	98.00%
Investor Interest Collections	401,392.50
Investor Principal Collections	5,025,176.50
Transferor Interest Collections	248,387.37
Transferor Principal Collections	102,554.58
Investor Loss Amount	17,947.22
Beginning Invested Amount	91,324,911.33
Ending Invested Amount	86,281,787.61

C. INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

Investor Certificate Interest Distributed	172,860.38
Investor Certificate Interest Shortfall b/ any Draw on Policy	0.00
Unpaid Investor Certificate Interest Shortfall Received	0.00
Unpaid Investor Certificate Interest Shortfall Remaining	0.00

Principal Distribution Amount	5,025,176.50
Managed Amortization Period? (Yes=1; No=0)	0
Rapid Amortization Period? (Yes=1; No=0)	1
Maximum Principal Collections Payment	5,025,176.50
Alternative Principal Payment	2,362,563.16
Principal Collections less Additional Balances	2,362,563.16
Investor Loss Amount Distributed to Investors	17,947.22
Accelerated Principal Distribution Amount	12,607.81

D. INVESTOR CERTIFICATE PRINCIPAL BALANCE

Beginning Certificate Principal Balance	87,303,223.61
Ending Certificate Principal Balance	82,247,492.08
Pool Factor	0.0967618

ABS Corporation
Banc One Home Equity Loan Trust 1998-1	Page 9
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Servicer Certificate (Page 2 of 3)

Distribution Date:	11/22/04

E. DISTRIBUTIONS TO TRANSFEROR

Interest Distribution	248,387.37
Principal Distribution	102,554.58
Amount Distributed to Transferor	0.00

F. TRANSFEROR BALANCE

Beginning Transferor Principal Balance	56,513,151.49
Ending Transferor Principal Balance	59,164,658.83
Minimum Transferor Balance	7,272,322.32

G. INVESTOR CERTIFICATE RATE

Investor Certificate Rate	2.16000%
LIBOR Rate	1.91000%
Maximum Rate	4.61346%
Weighted Average Mortgage Net Loan Rate	4.61346%

H. CREDIT ENHANCEMENT

Credit Enhancement Fee	7,639.03
Guaranteed Amount	0.00
Guaranteed Principal Distribution Amount	0.00
Credit Enhancement Draw Amount	0.00

I. SPREAD ACCOUNT

Beginning Spread Account Balance	228,312.28
Ending Spread Account Balance	215,704.47
Amount to be distributed to (Released from) the Spread Account	(12,607.81)
Amount Released from Spread Account	0.00
Spread Account Maximum	215,704.47

J. DELINQUENCY & REO STATUS

Delinquent 30-59 days
No. of Accounts	60
Trust Balances	2,069,261.63
Delinquent 60-89 days
No. of Accounts	36
Trust Balances	1,172,784.63
Delinquent 90+ days
No. of Accounts	70
Trust Balances	2,619,658.40
Delinquent 9+ months
No. of Accounts	0
Trust Balances	0.00
REO
No. of Accounts	0
Trust Balances	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1998-1	Page 10
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Servicer Certificate (Page 3 of 3)

Distribution Date:	11/22/04

K. EVENT OF DEFAULT TRIGGERS	0

Failure by Seller to make payment within 5 Business Days of Required Date ?	0
Failure by Seller to perform any covenants described in the Agreement ?	0
Bankruptcy or Insolvency relating to Servicer ?	0

L. RAPID AMORTIZATION EVENT TRIGGERS	0

Failure by Seller to make payment within 3 Business Days of Required Date ?	0
Breach of Representation or Warranty by Seller or Depositor?	0
Bankruptcy or Insolvency relating to Transferor ?	0
Subject to Investment Company Act of 1940 Regulation ?	0
Any Event of Default ?	0
Draws Under Policy are Greater than 1% of Initial Pool Principal Balance?	0

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of his knowledge and belief that information is true and correct this 17th day of November 2004

JPMorgan Chase Bank, N.A. (formerly Bank One, N.A.)
as Servicer

/s/ Philip C. McNiel
Philip C. McNiel
Vice President

        Distribution List:

MBIA

Greg Kwasny, JP Morgan Trust Company, NA

Moody’s Investors Service

Standard & Poor’s Corp.

ABS Corporation
Banc One Home Equity Loan Trust 1998-1	Page 11
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Statement to Certificateholders (Page 1 of 2)

Distribution Date:	11/22/04

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

A. INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

Investor Certificate Interest Distributed	0.203365
Investor Certificate Interest Shortfall Distributed	0.000000
Remaining Unpaid Investor Certificate Interest Shortfall	0.000000

Managed Amortization Period ? (Yes=1; No=0)	0
Investors Certificate Principal Distributed	5.947919
Principal Distribution Amount	5.911972
Maximum Principal Payment	5.911972
Alternative Principal Payment	2.779486
Principal Collections less Additional Balances	2.779486
Investor Loss Amount Distributed to Investors	0.021114
Accelerated Principal Distribution Amount	0.014833
Credit Enhancement Draw Amount	0.00
Total Amount Distributed to Certificateholders (P & I)	6.151285

B. INVESTOR CERTIFICATE PRINCIPAL BALANCE

Beginning Investor Certificate Balance	87,303,223.61
Ending Investor Certificate Balance	82,247,492.08
Beginning Invested Amount	91,324,911.33
Ending Invested Amount	86,281,787.61
Investor Certificateholder Floating Allocation Percentage	61.7736%
Pool Factor	0.0967618
Liquidation Loss Amount for Liquidated Loans	29,053.22
Unreimbursed Liquidation Loss Amount	0.00

C. POOL INFORMATION

Beginning Pool Balance	147,838,062.82
Ending Pool Balance	145,446,446.44
Servicing Fee	61,599.19

D. INVESTOR CERTIFICATE RATE

Investor Certificate Rate	2.160000%
LIBOR Rate	1.910000%
Maximum Rate	4.613464%

E. DELINQUENCY & REO STATUS

Delinquent 30-59 days
No. of Accounts	60
Trust Balances	2,069,261.63
Delinquent 60-89 days
No. of Accounts	36
Trust Balances	1,172,784.63
Delinquent 90+ days
No. of Accounts	70
Trust Balances	2,619,658.40
Delinquent 9+ Months
No. of Accounts	0
Trust Balances	0
REO
No. of Accounts	0
Trust Balances	0.00

ABS Corporation
Banc One Home Equity Loan Trust 1998-1	Page 12
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Statement to Certificateholders (Page 2 of 2)

Distribution Date:	11/22/04

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of his knowledge and belief that information is true and correct this 17th day of November 2004

JPMorgan Chase Bank, N.A. (formerly Bank One, N.A.) as Servicer

/s/ Philip C. McNiel
Philip C. McNiel
Vice President

        Distribution List:

Greg Kwasny, JP Morgan Trust Company, NA